================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 12, 2006


                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


               000-51521                                52-1862719
--------------------------------------------------------------------------------
       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
--------------------------------------------------------------------------------
  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PURCHASE AGREEMENTS

             On April 12, 2006, Williams Scotsman International, Inc. ("Williams Scotsman International") and its operating subsidiary Williams Scotsman, Inc. ("Williams Scotsman" and together with Williams Scotsman International, the "Company" or "we") and certain subsidiaries of Williams Scotsman entered into two purchase agreements (the "Purchase Agreements") with certain initial purchasers named therein relating to the issuance and sale of Williams Scotsman's 8.5% Senior Notes due 2015 (the "Senior Notes"). Under the Purchase Agreements, Williams Scotsman has agreed to issue and sell an aggregate of $100 million principal amount of the Senior Notes to the initial purchasers. The Purchase Agreements include customary representations, warranties and covenants by the Company. They also provide that the Company will indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the initial purchasers may be required to make because of any of those liabilities. The offering is expected to close on or about April 18, 2006.

AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY

             On April 12, 2006, the Company entered into the First Amendment (the "First Amendment") to the Amended and Restated Credit Agreement dated June 28, 2005 (the "Amended and Restated Credit Facility") with the syndicate of lenders named in the Amended and Restated Credit Facility. Bank of America, N.A. acts as administrative agent and issuing lender under the Amended and Restated Credit Facility.

             The First Amendment allows Williams Scotsman to issue additional Senior Notes under the same indenture governing the existing Senior Notes, extends the maturity of the Amended and Restated Credit Facility, lowers the applicable margins on the interest rates, provides for a more favorable borrowing base calculation, revises the restrictive covenants to grant the Company greater flexibility to incur debt and make acquisitions and revises the change of control provision.

             Under the First Amendment, borrowings under the Amended and Restated Credit Facility initially bear interest at the borrower's option at the Eurodollar rate plus 2.0% or at a base rate plus 0.50% and thereafter subject to adjustments based upon excess availability and a ratio of total funded debt to EBITDA. As of April 12, 2006, the interest rate in effect was 6.81%. Under the First Amendment, the per annum fee on the unused portion of the Amended and Restated Credit Facility has been reduced to 0.30% if the average revolving credit facility usage is less than 50.0%. The maturity of the Amended and Restated Credit Facility has been extended to April 12, 2011. In addition, the definition of change of control has been amended to provide that, among other things, a change of control of the Company will be triggered if (i) certain existing investor stockholders (Cypress Merchant Banking Partners L.P., Cypress Offshore Partners L.P., Scotsman Partners, L.P., Odyssey Investment Partners Fund, LP and certain related parties) hold less than 20% (compared with 25% prior to the First Amendment) of the economic and voting interest in our common stock at any time or (ii) if such existing investor stockholders hold less than 25% (compared with 35% prior to the First Amendment) of the economic and voting interest in our common stock and a third party or group holds greater economic or voting interest in our common stock than such investor stockholders.

CERTAIN RELATIONSHIPS

             Deutsche Bank Securities Inc., Banc of America Securities LLC and Lehman Brothers Inc. are acting as the initial purchasers of the Senior Notes. Certain of the initial purchasers have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The initial purchasers may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business. All of the initial purchasers acted as initial purchasers in the offering of our Senior Notes in September 2005. Lehman Brothers Inc. acted as a joint book running manager for our initial public offering and Banc of America Securities and Deutsche Bank Securities Inc. have acted as representatives of the underwriters for our initial public offering which was completed in September 2005. Deutsche Bank Securities Inc. and Lehman Brothers Inc. also act as joint lead managers of our proposed equity offering. Bank of America, N.A., an affiliate of Banc of America Securities LLC, acts as administrative agent under our Amended and Restated Credit Facility. Banc of America Securities LLC and Deutsche Bank Securities Inc. act as co-lead arrangers and joint book runners under our Amended and Restated Credit
Facility. Affiliates of Deutsche Bank Securities Inc., Banc of America Securities LLC and Lehman Brothers Inc. are lenders under our Amended and Restated Credit Facility.


ITEM 8.01.  OTHER EVENTS

             On April 12, 2006, Williams Scotsman International issued a press release announcing its proposed equity offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

             On April 12, 2006, Williams Scotsman issued a press release announcing its proposed offering of Senior Notes. A copy of the release is attached as Exhibit 99.2 and is incorporated herein in its entirety by reference.

             On April 12, 2006, Williams Scotsman issued a press release announcing the pricing of the offering of its Senior Notes. A copy of the release is attached as Exhibit 99.3 and is incorporated herein in its entirety by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits

             EXHIBIT
             NUMBER                        DESCRIPTION
             -------       ------------------------------------------
              99.1         Press Release issued on April 12, 2006.
              99.2         Press Release issued on April 12, 2006.
              99.3         Press Release issued on April 12, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 13, 2006

                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.



                                       By: /s/ John B. Ross
                                           ----------------------------
                                           Name:  John B. Ross
                                           Title: Vice President
                                                  and General Counsel

                                 EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION
--------------        ---------------------------------------------
     99.1                Press Release issued on April 12, 2006.
     99.2                Press Release issued on April 12, 2006.
     99.3                Press Release issued on April 12, 2006.






                                       4